UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A
                                CURRENT REPORT
                                AMENDMENT NO. 1


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  May 9, 1997


                        NATIONAL FIBERSTOK CORPORATION



              DELAWARE                            23-2574778
   (State or other jurisdiction of            (I.R.S. Employer
   incorporation or organization)            Identification No.)



    5775 Peachtree Dunwoody Road                    30342
             Suite C-150                          (Zip code)
             Atlanta, GA
       (Address of principal
         executive offices)



       Registrant's telephone number, including area code (404) 256-1123


     The undersigned Company hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 9, 1997 as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  FINANCIAL STATEMENTS OF BUSINESS AS ACQUIRED.

                       AMERICOMM DIRECT MARKETING, INC.


Independent Auditors' Report  . . . . . . . . . . . .  F - 2

Balance Sheets at December 31, 1995 and 1996  . . . .  F - 3

Statements of Operations for the years ended
   December 31, 1994, 1995 and 1996 . . . . . . . . .  F - 4

Statements of Stockholders' Equity
   for the years ended December 31, 1994,
   1995 and 1996  . . . . . . . . . . . . . . . . . .  F - 5

Statements of Cash Flows for the years
   ended December 31, 1994, 1995 and 1996 . . . . . .  F - 6

Notes to Financial Statements . . . . . . . . . . . .  F - 7 to F - 11

     (B)  PRO FORMA FINANCIAL INFORMATION

                         INDEX TO FINANCIAL STATEMENTS



                         INDEPENDENT AUDITORS' REPORT


To the Stockholders of AmeriComm Direct Marketing, Inc.
Louisville, Kentucky

We have audited the accompanying balance sheets of AmeriComm Direct Marketing, Inc. as of December 31, 1995 and 1996, and the related statements of income, stockholders' equity and of cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of AmeriComm Direct Marketing, Inc. as of December 31, 1995 and 1996 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Date:     February 21, 1997, except for Note 11 for which the date is April
24, 1997.

Louisville, KY

                       AMERICOMM DIRECT MARKETING, INC.
                                BALANCE SHEETS
                          DECEMBER 31, 1995 AND 1996
                                (IN THOUSANDS)

                                                                                                    DECEMBER 31
                                                                                                 1995         1996

ASSETS
CURRENT ASSETS:
     Cash and cash equivalents  . . . . . . . . . . . . . . . . . . . . . . . . . . .           $ 770      $ 3,836
     Debt security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,073
     Receivables:
         Trade (net of allowance for doubtful accounts of $212 and
         $169 in 1995 and 1996, respectively) . . . . . . . . . . . . . . . . . . . .           3,520        4,266
         Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             106          132
     Postage permits, meters and deposits . . . . . . . . . . . . . . . . . . . . . .             642          383
     Supply inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             445          340
     Deferred tax assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             242            0
     Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             107          125

            Total current assets  . . . . . . . . . . . . . . . . . . . . . . . . . .           6,905        9,082

PROPERTY AND EQUIPMENT - net  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,920        2,066

INVESTMENT IN EQUITY SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . .             707        1,072

OTHER ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             552          364

TOTAL     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $10,084      $12,584
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $1,340       $1,900
     Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             807        1,135
     Customer postage advances  . . . . . . . . . . . . . . . . . . . . . . . . . . .             702          499
     Current maturities of:
         Obligations under capital leases . . . . . . . . . . . . . . . . . . . . . .              45           26
         Notes payable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             134          133

            Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . .           3,028        3,693

LONG-TERM DEBT:
     Obligations under capital leases . . . . . . . . . . . . . . . . . . . . . . . .              29            -
     Notes payable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             268          138

         Total long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . .             297          138

         Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,325        3,831

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Common stock, no par; 3 shares authorized  . . . . . . . . . . . . . . . . . . .               5            5
     Retained earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,754        8,748

         Total stockholders' equity . . . . . . . . . . . . . . . . . . . . . . . . .           6,759        8,753

     TOTAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $10,084      $12,584

                                  The accompanying notes are an integral part of these statements.

                       AMERICOMM DIRECT MARKETING, INC.
                           STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 1994, 1995 AND 1996
                                (IN THOUSANDS)

                                                                                  DECEMBER 31,
                                                                     1994             1995          1996
REVENUES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $17,441          $21,013        $26,485

COST OF SALES . . . . . . . . . . . . . . . . . . . . . . . . . .   13,103           14,937         18,140

GROSS PROFIT  . . . . . . . . . . . . . . . . . . . . . . . . . .    4,338            6,076          8,345

SELLING EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . .    1,620            2,129          2,439

GENERAL AND ADMINISTRATIVE EXPENSES . . . . . . . . . . . . . . .    1,995            2,319          3,376

OPERATING INCOME  . . . . . . . . . . . . . . . . . . . . . . . .      723            1,628          2,530

OTHER INCOME (EXPENSES):
     Consulting and other fees  . . . . . . . . . . . . . . . . .      809            1,325             21
     Interest expense . . . . . . . . . . . . . . . . . . . . . .     (62)             (50)           (45)
     Other  . . . . . . . . . . . . . . . . . . . . . . . . . . .       66             (18)            140

         Net other income . . . . . . . . . . . . . . . . . . . .      813            1,257            116

INCOME BEFORE PROVISION FOR INCOME TAXES  . . . . . . . . . . . .    1,536            2,885          2,646

PROVISION FOR INCOME TAXES  . . . . . . . . . . . . . . . . . . .      445            1,100            390

NET INCOME  . . . . . . . . . . . . . . . . . . . . . . . . . . .   $1,091           $1,785         $2,256

                                  The accompanying notes are an integral part of these statements.


                       AMERICOMM DIRECT MARKETING, INC.
                      STATEMENTS OF STOCKHOLDERS' EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 1994, 1995 AND 1996
                                (IN THOUSANDS)


                                                         Common Stock                  Retained Earnings      Total
                                                     Number of Shares      Amount
BALANCE, JANUARY 1, 1994  . . . . . . . . . .               1             $   5            $3,878             $3,883
  Net income  . . . . . . . . . . . . . . . .               0                 0             1,091              1,091

BALANCE, DECEMBER 31, 1994  . . . . . . . . .               1                 5             4,969              4,974
  Net income  . . . . . . . . . . . . . . . .               0                 0             1,785              1,785

BALANCE, DECEMBER 31, 1995  . . . . . . . . .               1                 5             6,754              6,759
  Distributions to stockholder  . . . . . . .               0                 0             (262)              (262)
  Net income  . . . . . . . . . . . . . . . .               0                 0             2,256              2,256

BALANCE, DECEMBER 31, 1996  . . . . . . . . .               1             $   5            $8,748             $8,753

                                  The accompanying notes are an integral part of these statements.

                       AMERICOMM DIRECT MARKETING, INC.
                           STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 1994, 1995 AND 1996
                                (IN THOUSANDS)

                                                                                             DECEMBER 31,
                                                                                 1994            1995            1996
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $1,091           $1,785         $2,256
Adjustments to reconcile net income to net cash
  provided by operating activities:
         Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . .       (194)             (61)            390
         (Gain) loss on sales of property and equipment . . . . . . . . .          10              (4)              5
         Depreciation and amortization  . . . . . . . . . . . . . . . . .         729              605            754
         Changes in assets and liabilities:
         Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . .       (221)            (459)          (772)
         Postage permits, meters and deposits . . . . . . . . . . . . . .       (109)            (167)            259
         Supply inventory . . . . . . . . . . . . . . . . . . . . . . . .           2            (172)            105
         Other current assets . . . . . . . . . . . . . . . . . . . . . .          17               32           (18)
         Other assets . . . . . . . . . . . . . . . . . . . . . . . . . .         119            (359)              3
         Accounts payable . . . . . . . . . . . . . . . . . . . . . . . .        (82)              879            560
         Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . .       (244)            (181)            328
         Customer postage advances  . . . . . . . . . . . . . . . . . . .        (22)              156          (203)

           Net cash provided by operating activities  . . . . . . . . . .       1,096            2,054          3,667

CASH FLOWS FROM INVESTING ACTIVITIES:
     Maturity of debt security  . . . . . . . . . . . . . . . . . . . . .                                       1,073
     Proceeds from the sales of property and equipment  . . . . . . . . .          88                8              1
     Purchases of equipment . . . . . . . . . . . . . . . . . . . . . . .       (552)            (797)          (869)
     Purchases of investments . . . . . . . . . . . . . . . . . . . . . .       (332)          (1,423)          (365)

           Net cash used in investing activities  . . . . . . . . . . . .       (796)          (2,212)          (160)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Principal payments:
         Notes payable  . . . . . . . . . . . . . . . . . . . . . . . . .       (256)            (100)          (131)
         Obligations under capital leases . . . . . . . . . . . . . . . .        (91)             (94)           (48)
     Proceeds from issuance of notes payable  . . . . . . . . . . . . . .         400              135              0
     Distributions to stockholder . . . . . . . . . . . . . . . . . . . .                                       (262)

           Net cash provided by (used in)
             financing activities . . . . . . . . . . . . . . . . . . . .          53             (59)          (441)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS  . . . . . . . . . .         353            (217)          3,066

CASH AND CASH EQUIVALENTS:
     Beginning of year  . . . . . . . . . . . . . . . . . . . . . . . . .         634              987            770

     End of year  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   987         $    770       $  3,836

SUPPLEMENTAL INFORMATION:

     Cash paid for interest . . . . . . . . . . . . . . . . . . . . . . .     $   100         $     50       $     45

     Cash paid for income taxes . . . . . . . . . . . . . . . . . . . . .     $   663         $  1,277       $      0

     Acquisition of property and equipment financed
         by capital lease obligations . . . . . . . . . . . . . . . . . .     $   121         $      0       $      0

                                  The accompanying notes are an integral part of these statements.


                       AMERICOMM DIRECT MARKETING, INC.
                         NOTES TO FINANCIAL STATEMENTS
                 AS OF DECEMBER 31, 1995 AND 1996 AND FOR THE
                 YEARS ENDED DECEMBER 31, 1994, 1995 AND 1996
                                (IN THOUSANDS)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION - AmeriComm Direct Marketing, Inc. (Company) provides direct mail services, including database management and printing, to a widely dispersed customer base concentrated primarily in the retail and advertising industries and the not-for-profit sector. Credit sales are generally made on an uncollateralized basis.

   The Company conducts its operations primarily in Virginia, New Jersey, Kentucky and Colorado. The Company began its New Jersey operations in 1995. In connection therewith, the Company acquired certain assets for a purchase price of approximately $430.

   Prior to January 1, 1996, the Company's operations were conducted through four wholly-owned subsidiary corporations. Effective January 1, 1996, the Company elected to be treated as a Subchapter S Corporation for income tax purposes. Concurrent with this election, the Company merged its wholly-- owned subsidiaries into the parent company and dissolved the related corporations. The 1994 and 1995 financial statements include the accounts of AmeriComm Direct Marketing, Inc. and its wholly-owned subsidiaries, with all significant intercompany transactions eliminated.

   CASH AND CASH EQUIVALENTS - Cash and cash equivalents include cash in banks and securities having original maturities when acquired of ninety days or less.

   ALLOWANCE FOR DOUBTFUL ACCOUNTS

                             1994              1995             1996

   Beginning balance  .       $59              $176             $212
   Provisions . . . . .       145               128              215
   Recoveries . . . . .       (1)               (2)             (11)
   Write-offs . . . . .      (27)              (90)            (247)
   Ending balance . . .      $176              $212             $169


   INVESTMENTS - All equity securities are classified as available for sale and are reported at fair value which approximates cost. The debt security is classified as held-to-maturity and is reported at amortized cost.

   SUPPLY INVENTORY - Supply inventory is stated at the lower of cost (first-in, first-out method) or market.

   PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets, which range from three to seven years. Leasehold improvements and equipment under capital leases are amortized over the life of the leases or the estimated useful life of the improvements or lease, whichever is shorter. Repairs and maintenance are charged to operations when incurred and are approximately $510, $570, and $600 in 1994, 1995, and 1996, respectively.

   RESIDENT ADDRESS LISTS - Resident address lists, which are included in other assets, are stated at cost and are amortized using the straight-line method over ten years.

   LONG-LIVED ASSETS - In 1996, the Company adopted Statement of Financial Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of", which establishes accounting standards for the impairment of property and equipment and resident address lists, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. There was no effect of the standard on the Company's financial statements.

   USE OF ESTIMATES - Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

   RECLASSIFICATIONS - Certain reclassifications were made to the 1994 and 1995 financial statements to conform with the 1996 presentation, primarily to record brokered sales revenues and operating expenses at gross amounts.

2.   PROPERTY AND EQUIPMENT

     Property and equipment consist of the following:

                                                     1995         1996

   Buildings and leasehold improvements . .        $  351       $  480
   Equipment  . . . . . . . . . . . . . . .         4,888        5,349
   Equipment under capital lease  . . . . .           208          208

   Total  . . . . . . . . . . . . . . . . .         5,447        6,037
   Less-accumulated depreciation and
     amortization . . . . . . . . . . . . .         3,527        3,971

   Net  . . . . . . . . . . . . . . . . . .        $1,920       $2,066


3.   INVESTMENTS

     Investments consist of the following:

                                                    1995          1996

   Debt security: U.S. Treasury Bill,
     due 1/12/96, 7.10% . . . . . . . . . .        $1,073           $0

   Equity securities:
     Investment in Gibraltar Bank
       common stock . . . . . . . . . . . .       $   384      $   384
     Investment with McCown De Leeuw
       & Co., III, L.P. . . . . . . . . . .           323          688

   Total equity securities  . . . . . . . .       $   707      $ 1,072


   As of December 31, 1996, the Company has a five year commitment to invest up to $1,000 with McCown De Leeuw & Co., III, L.P. (Partnership). At December 31, 1996, the Company had invested $688 in the Partnership. The balance is due within 60 days of request from the Partnership. The Partnership's objective is to invest in equity securities of companies with the potential for increased shareholder value.

4.   OTHER ASSETS

     Other assets consist of the following:


                                                     1995        1996

   Resident address lists, net of
     accumulated amortization of $25 and
     $62, in 1995 and 1996, respectively  .        $  350        $ 313
   Net deferred non-current tax assets  . .           148            0
   Rental property  . . . . . . . . . . . .            50           50
   Other  . . . . . . . . . . . . . . . . .             4            1

   Total  . . . . . . . . . . . . . . . . .        $  552        $ 364

5.   DEBT

     At December 31,1996, the Company had no borrowings outstanding under a $1,000 line of credit that expires on May 3, 1997 and bears interest at a rate of prime (8.25% at December 31, 1996). Amounts, if any, outstanding under the line of credit are secured by accounts receivable.

     Long-term debt consists of the following:

                                                     1995         1996

   Note payable to bank, interest at prime
     (8.25% at December 31, 1996)
     plus 1/2%  . . . . . . . . . . . . . .        $  268       $  168
   Note payable to bank, interest at 8.4% .           134          103

   Total  . . . . . . . . . . . . . . . . .           402          271
   Less current maturities  . . . . . . . .           134          133

   Long-term maturities . . . . . . . . . .        $  268       $  138


   The notes payable to bank are secured by certain property and equipment. The Company is required to comply with covenants under the note agreements including a restriction on the sale of the Company's assets other than in the normal course of business. The Company was in compliance with its covenants at December 31, 1996.

   At December 31, 1996, maturities of long-term debt were as follows:


                                                           1996

   1997 . . . . . . . . . . . . . . . . . .              $  133
   1998 . . . . . . . . . . . . . . . . . .                 103
   1999 . . . . . . . . . . . . . . . . . .                  35

   Total  . . . . . . . . . . . . . . . . .              $  271

   The carrying amount of debt approximates its fair value.

6.   LEASES

     The Company leases operating facilities, office space and equipment under long-term noncancelable operating leases with various renewal terms and a capital lease. Rent expense under operating leases was approximately $480, $580, and $920 in 1994, 1995, and 1996, respectively.

     Future minimum lease payments under the capital lease and noncancelable operating leases consist of the following at December 31, 1996:


                                                  CAPITAL       OPERATING
                                                   LEASE          LEASE

   1997 . . . . . . . . . . . . . . . . . .       $   27         $   976
   1998 . . . . . . . . . . . . . . . . . .            0             979
   1999 . . . . . . . . . . . . . . . . . .            0             509
   2000 . . . . . . . . . . . . . . . . . .            0             214
   Total minimum lease payments . . . . . .           27          $2,678
   Less amounts representing interest
     and executory costs  . . . . . . . . .            1
   Present value of net minimum lease payments        26
   Less current maturities  . . . . . . . .           26
   Long-term maturities . . . . . . . . . .        $   0


   The Company is also the lessor of a building and land under a noncancelable operating lease for a period of five and one half years. At the end of the lease term, the lessee is required to purchase, and the Company is required to sell, the leased property for $450 in cash. The Company may not encumber the property during the term of the lease in an amount in excess of $450. The rental income from such lease was $60 for 1994, 1995 and 1996. Remaining annual rentals are $60 in 1997 and $20 in 1998.

7.   INCOME TAXES

     The provision (benefit) for income taxes includes the following components:

                                      1994       1995        1996

     Current  . . . . . . . .        $ 639     $1,161          $0
     Deferred   . . . . . . .        (194)       (61)         390

     Provision for income taxes     $  445     $1,100      $  390

     Due to the election of Subchapter S Corporation status in 1996, deferred tax assets of $390 were eliminated from the Company's balance sheet, resulting in an income tax expense of $390.

     The tax effects of the significant temporary differences, which comprise the deferred tax assets and liabilities at December 31, 1995 were as follows:

                                                       1995

   Deferred current tax assets:
     Accrued vacation . . . . . . . . . . . . . . .  $  86
     Allowance for doubtful accounts  . . . . . . .     99
     Accrued health self-insurance  . . . . . . . .     44
     Phantom stock agreements . . . . . . . . . . .
                                                        13

   Total deferred current tax assets  . . . . . . .
                                                    $  242

   Deferred non-cuffent tax asset -
     Rental property treated as an installment
       sale for tax purposes  . . . . . . . . . . .  $ 198

   Deferred long-term tax liability -
     Depreciation . . . . . . . . . . . . . . . . .
                                                      (50)

   Net defeffed non-cuffent tax asset,
     included in other assets . . . . . . . . . . .
                                                     $ 148

The Company's income tax expense for the years ended December 31, 1994 and 1995, differed from amounts computed by applying the U.S. Federal income tax rate of 34% to the Company's income before income taxes as a result of the following:

                                               1995         1996

   Statutory income tax expense            $    522     $    981
   Increase in (reduction of) income
     tax expense resulting from:
     State and other tax expense                 68          110
     Other, net                               (145)            9

   Reported income tax expense             $    445     $  1,100


8.   BENEFIT PLAN

     On January 6, 1995, the Company established a defined contribution savings plan under the provisions of Section 401(k) of the Internal Revenue Code that provides benefits to substantially all employees. The Company's contribution, which is based upon management discretion, was approximately $95 and $150 in 1995 and 1996, respectively.

     Prior to January 6, 1995, the Company sponsored a defined contribution plan that covered substantially all employees. The Company's annual contribution to the Plan, in an amount up to 25 % of the Company's income before income taxes, was determined by its Board of Directors. Profit sharing contribution expense recorded in 1994 was approximately $60.

9.   PHANTOM STOCK AGREEMENTS

     The Company has entered into Phantom Stock Agreements (Agreements) with certain executives of the Company. The Agreements allow the executives to earn additional amounts based on the performance of the Company. Compensation under the Agreements is based on the difference between the executives' interest in the value of the Company, as defined in the Agreements, and the executives' basis in their interests. Amounts are deferred until termination of the executive or sale of the Company. Compensation expense recorded under these Agreements was approximately $20, $10, and $120 in 1994, 1995, and 1996, respectively.

10.  SELF-INSURANCE HEALTH CARE PLAN

     The Company maintains a self-insurance program for that portion of employees' health care costs not covered by the Company's stop loss insurance policy, which sets the maximum cash outlays for annual claims for each employee or employee's dependents at $30 and for aggregate annual claims up to $450 at December 31, 1996. Health care costs recorded in 1994, 1995, and 1996 were approximately $295, $215, and $400, respectively.

11.  SALE OF COMPANY

     On April 24, 1997, National Fiberstok Corporation acquired all of the outstanding common stock of the Company for $24,000. Prior to the closing of the sale of the Company's common stock, the Company's cash balances, as determined under the Stock Purchase Agreement, investment in equity securities and certain other assets of the Company were distributed by the Company to the stockholders of the Company.


ITEM 7 - FINANCIAL Statements Pro Forma Financial Information and Exhibits
     (b)  Pro Forma Financial Information

                      UNAUDITED PRO FORMA FINANCIAL DATA
                        NATIONAL FIBERSTOK CORPORATION

     On June 28, 1996, National Fiberstok Corporation (NFC or the Company) acquired the outstanding capital of Transkrit Corporation and subsidiaries (Transkrit) and on February 21, 1997, NFC acquired the outstanding capital stock of Label America, Inc. (LAI) (collectively, the Prior Acquisitions). On April 24, 1997, NFC acquired the outstanding capital stock of AmeriComm Direct Marketing, Inc. (ADMI) (the Transaction). The Unaudited Pro Forma Combined Statement of Income includes the effect of the Prior Acquisitions and the Transaction. The Unaudited Pro Forma Combined Balance Sheet includes the Transaction and the Prior Acquisitions, excluding the Transkrit acquisition, which occurred prior to December 31, 1996 (the date of the Combined Pro Forma Combined Balance Sheet).

     The following Unaudited Pro Forma Combined Statement of Income gives effect to the Prior Acquisitions and Transaction as if they had occurred on January 1, 1996. The unaudited pro forma financial data are based on the historical financial statements of NFC, Transkrit, ADMI and LAI and the assumptions and adjustments described in the accompanying notes. The Unaudited Pro Forma Combined Statement of Income does not (a) purport to represent what the Company's results of operations actually would have been if the Transaction and the Prior Acquisitions had occurred as of the date indicated or what such results will be for any future periods or (b) give effect to certain non-recurring charges expected to result from the Transaction and the Prior Acquisitions.

     The following Unaudited Pro Forma Combined Balance Sheet as of December 31, 1996 was prepared as if the Prior Acquisitions and the Transaction had occurred on such date, except for the Transkrit acquisition, as discussed above. The Unaudited Pro Forma Combined Balance Sheet reflects the preliminary allocation of the purchase price for the acquisitions to the Company's tangible and intangible assets and liabilities. The final allocation of such purchase prices, and the resulting wnortization expense in the accompanying Unaudited Pro Forma Combined Statement of Income, will differ from the preliminary estimates due to the final allocation being based on :
(a) actual closing date amounts of assets and liabilities, and (b)actual values of property, plant and equipment and any identifiable intangible assets.

     The unaudited pro forma financial data are based upon assumptions that the Company believes are reasonable and should be read in conjunction with the financial statements of ADMI and the accompanying notes thereto included elsewhere in this Form 8K and the Company's Form 10-K for the year ended December 31, 1996.

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               December 31, 1996
                            (dollars in thousands)

                                                       Historical                     LAI
                                                                                  Acquisition
                                            NFC           LAI           ADMI       Adjustments

ASSETS
Current assets:
   Cash and cash equivalents  . .           $1,979         $70          $3,836      $(1,503)       (c)
   Accounts receivable, net . . .           17,384       1,298           4,266          (25)       (a)
   Inventories  . . . . . . . . .           11,261         692             340          (50)       (a)
   Other  . . . . . . . . . . . .            2,689          92             640          283        (a)

     Total current assets   . . .           33,313       2,152           9,082       (1,295)

   Property and equipment, net  .           47,367       1,088           2,066          200        (a)
   Goodwill and other intangibles           43,484           0               0        6,444        (a)
   Resident lists . . . . . . . .                0           0             313            0
   Deferred financing . . . . . .            5,260           0               0            0
   Noncompete agreements  . . . .              487           0               0          700        (a)
   Due from DEC . . . . . . . . .              876           0               0            0
   Other  . . . . . . . . . . . .            2,586          91           1,123            0

     Total assets   . . . . . . .         $133,373      $3,331         $12,584       $6,049

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
   Revolving credit facility  . .               $0          $0              $0       $8,000        (b)
   Current portion of long-
     term debt  . . . . . . . . .              446         232             159         (232)       (a)
   Bank overdraft . . . . . . . .            1,506           0               0            0
   Accounts payable . . . . . . .            4,337         420           1,900            0
   Accrued expenses and other . .            8,184         120           1,634          671        (a)

     Total current liabilities  .           14,473         772           3,693        8,439

Noncurrent liabilities  . . . . .            4,425           0               0          169        (d)

Long-term debt:
   Senior notes . . . . . . . . .          100,000           0               0            0
   Other  . . . . . . . . . . . .            2,353         831             138         (831)       (a)
     Total long-term debt   . . .          102,353         831

   Stockholders' equity:
     Common Stock   . . . . . . .                3         138               5         (138)       (a)
   Additional paid-in capital . .           22,297         454               0         (454)       (a)
   Retained earnings
   (accumulated deficit)  . . . .          (10,178)      1,136           8,748       (1,136)       (a)
                                            12,122       1,728           8,753       (1,728)

     Total liabilities
       and equity   . .                   $133,373      $3,331         $12,584       $6,049



                                         UNAUDITED PRO FORMA COMBINED BALANCE SHEET (con't)

                                             ADMI                      Company
                                          Acquisition                    Pro
                                          Adjustments                   Forma

ASSETS
Current assets:
   Cash and cash equivalents  . .          $(4,330)         (f)            $52
   Accounts receivable, net . . .                0                      22,923
   Inventories  . . . . . . . . .                0                      12,243
   Other  . . . . . . . . . . . .              240          (e)          3,944

     Total current assets   . . .           (4,090)                     39,162

   Property and equipment, net  .              852          (e)         51,573
   Goodwill and other intangibles           15,714          (e)         65,642
   Resident lists . . . . . . . .            6,987          (e)          7,300
   Deferred financing . . . . . .                0                       5,260
   Noncompete agreements  . . . .            1,000          (e)          2,187
   Due from DEC . . . . . . . . .                0                         876
   Other  . . . . . . . . . . . .           (1,072)         (e)          2,728

     Total assets   . . . . . . .          $19,391                    $174,728

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
   Revolving credit facility  . .           $2,400          (f)        $10,400
   Current portion of long-
     term debt  . . . . . . . . .             (159)         (e)            446
   Bank overdraft . . . . . . . .                0                       1,506
   Accounts payable . . . . . . .                0                       6,657
   Accrued expenses and other . .              252          (g)         10,861

     Total current liabilities  .            2,493                      29,870

Noncurrent liabilities  . . . . .            2,515          (e)          7,109

Long-term debt:
   Senior notes . . . . . . . . .                0                     100,000
   Other  . . . . . . . . . . . .             (138)         (e)          2,353
     Total long-term debt   . . .             (138)                    102,353

   Stockholders' equity:
     Common Stock   . . . . . . .               (5)         (e)              3
   Additional paid-in capital . .           23,274          (f)         45,571
   Retained earnings
   (accumulated deficit)  . . . .           (8,748)         (e)        (10,178)
                                            14,521                      35,396

     Total liabilities
       and equity   . .                    $19,391                    $174,728

                                                       See accompanying notes.

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

  The Pro Forma Combined Balance Sheet reflects the Transaction and the Label America, Inc. Prior Acquisition as if they had occurred as of December 31, 1996 as follows. Actual amounts will differ from amounts estimated below:

(a) The Label America, Inc. acquisition will be accounted for as a purchase in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations." The purchase price is being allocated first to the tangible and identifiable intangible assets and liabilities of the Company based upon preliminary estimates of their fair values, with the remainder allocated to goodwill. The total purchase price is as follows:

              Purchase Price - acquisition of 428,571 shares  . .                               $   9,200
              Acquisition expenses  . . . . . . . . . . . . . . .                                     303
              Book value of net assets acquired . . . . . . . . .                 (1,728)
              Less -
                 Long-term debt paid to closing . . . . . . . . .                 (1,063)
                  . . . . . . . . . . . . . . . . . . . . . . . .                                  (2,791)
              Increase in basis . . . . . . . . . . . . . . . . .                               $   6,712

              Allocation of increase in basis:
                 Increase in fair value of property and equipment                               $     200
                 Allocation to noncompete agreement . . . . . . .                                     700
                 Goodwill . . . . . . . . . . . . . . . . . . . .                                   6,444
                 Adjustment to record accounts receivable at fair value                               (25)
                 Adjustment to record inventory at fair value . .                                     (50)
                 Adjustment to record investments at fair value .                                    (150)
                 Accrual for acquisition related severance and other                                 (671)
                 Changes in deferred taxes:
                 Increase in deferred tax assets-current  . . . .                                     283
                 Increase in deferred tax liability-noncurrent  .                                     (19)
                                                                                                $   6,712


(b)  Reflects the borrowing on the Company's existing revolving credit facility to finance the acquisition of Label America, Inc.

(c)  Reflects the following:

              Purchase Price  . . . . . . . . . . . . . . . . . .                               $  (9,200)
              Acquisition fees  . . . . . . . . . . . . . . . . .                                    (303)
              Borrowing on revolving credit facility  . . . . . .                                   8,000

                                                                                                $  (1,503)

(d)  Reflects the following:

              Increase in deferred tax liability  . . . . . . . .                               $      19
              Reserve on investments  . . . . . . . . . . . . . .                                     150
                                                                                                $     169


(e)  The AmeriComm Direct Marketing, Inc. acquisition will be accounted for as a purchase in accordance with Accounting Principles
     Board Opinion No. 16, "Business Combinations."  The purchase price is being allocated first to the tangible and identifiable intangible assets and liabilities of the Company based upon preliminary estimates of their fair values, with the remainder allocated to goodwill.  The total purchase price is as follows:

              Purchase Price - acquisition of 1,000 shares  . . .                               $  25,188
              Acquisition expenses  . . . . . . . . . . . . . . .                                   2,208
              Book value of net assets acquired . . . . . . . . .                 (8,753)
              Less -

                 Shareholder distribution prior to closing  . . .                  1,850
                 Unaccrued phantom stock plan compensation paid
                 prior to closing . . . . . . . . . . . . . . . .                    608
                 Assets transferred to seller . . . . . . . . . .                  1,072
                 Other  . . . . . . . . . . . . . . . . . . . . .                    150
                 Long-term debt paid to closing . . . . . . . . .                   (297)
                 Accrued phantom stock plan compensation paid
                 prior to closing . . . . . . . . . . . . . . . .                   (151)
                 Accrued bonuses paid prior to closing  . . . . .                   (105)
                  . . . . . . . . . . . . . . . . . . . . . . . .                                  (5,626)
              Increase in basis . . . . . . . . . . . . . . . . .                               $  21,770

              Allocation of increase in basis:
                 Increase in fair value of property and equipment                               $     852
                 Allocation to noncompete agreements  . . . . . .                                   1,000
                 Allocation to residents list   . . . . . . . . .                                   6,987
                 Goodwill . . . . . . . . . . . . . . . . . . . .                                  15,714
                 Accrual for acquisition related severance and other                                 (508)
                 Changes in deferred taxes:
                 Increase in deferred tax asset-current . . . . .                                     240
                 Increase in deferred tax liability-noncurrent  .                                  (2,515)
                                                                                                $  21,770

(f)  Reflects the following:

              Capital contribution by parent  . . . . . . . . . .                               $  23,274
              Borrowing on revolving credit facility  . . . . . .                                   2,400
              Payments -
                 Payment to seller  . . . . . . . . . . . . . . .                (24,635)
                 Shareholder distribution prior to closing  . . .                 (1,850)
                 Phantom stock plan payments prior to closing                       (759)
                 Long-term debt paid prior to closing . . . . . .                   (297)
                 Bonuses paid prior to closing  . . . . . . . . .                   (105)
                 Acquisition fees . . . . . . . . . . . . . . . .                 (2,208)
                 Other  . . . . . . . . . . . . . . . . . . . . .                   (150)
                  . . . . . . . . . . . . . . . . . . . . . . . .                                 (30,004)
                  . . . . . . . . . . . . . . . . . . . . . . . .                               $  (4,330)

(g)  Reflects the following:


              Payment of accrued phantom stock plan prior to closing                            $    (151)
              Payment of accrued bonuses prior to closing . . . .                                    (105)
              Accrual for acquisition related severance and other                                     508
                                                                                                $     252

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         Year Ended December 31, 1996
                            (dollars in thousands)

                                                           Historical
                                                            Transkrit
                                                             for the                               Historical
                                         Historical            Six                                    LAI
                                             NFC              Month         Transkrit               for the
                                           for the           Period        Transaction                Year
                                         Year Ended           Ended            and                   Ended
                                        December 31,        June 28,       Acquisition            December 31,
                                            1996              1996         Adjustments                1996

Net sales . . . . . . . . . .             $111,342          $ 48,004             $0                 $16,202
Cost of sales . . . . . . . .               80,215            30,685           (469)    (a)          12,813
Gross profit  . . . . . . . .               31,127            17,319            469                   3,389

Selling, general
 and administrative
 expenses . . . . . . . . . .               25,200            14,381           (427)    (b)           2,648
Operating income  . . . . . .                5,927             2,938            896                     741

Interest expense
 (income) . . . . . . . . . .                8,126              (441)         5,167     (c)              99
Other (income) expense  . . .                    0              (306)             0                       0
Income (loss) before
 income taxes and
 extraordinary item . . . . .               (2,199)            3,685         (4,271)                    642

Income tax provision
 (benefit)  . . . . . . . . .                 (626)            1,062         (1,297)    (d)               0
Net income (loss) before
 extraordinary item . . . . .              ($1,573)           $2,623        ($2,974)                 $  642

Other Data:
 EBITDA (j) . . . . . . . . .              $12,495            $5,807         $1,594                 $ 1,177


                                    UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS (con't)




                                                          Historical
                                                             ADMI
                                         LAI                for the              ADMI
                                     Transaction             Year            Transaction
                                         and                 Ended               and                    Company
                                     Acquisition         December 31,        Acquisition                  Pro
                                     Adjustments             1996            Adjustments                 Forma

Net sales       . . . . . .              $0                $26,485            $    0                   $202,033
Cost of sales . . . . . . .             131     (e)         18,140               122     (h)            141,637
Gross profit    . . . . . .            (131)                 8,345              (122)                    60,396

Selling, general
 and administrative
 expenses       . . . . . .               4     (f)          5,815             1,035     (i)             48,656

Operating income  . . . . .            (135)                 2,530            (1,157)                    11,740

Interest expense
 (income)       . . . . . .             619     (g)             45                 0                     13,615

Other (income) expense  . .               0                   (161)                0                       (467)
Income (loss) before
 income taxes and
 extraordinary item . . . .            (754)                 2,646            (1,157)                    (1,408)

Income tax provision
 (benefit)      . . . . . .            (190)    (d)            390              (258)    (d)               (919)
Net income (loss) before
 extraordinary item . . . .           $(564)               $ 2,256             ($899)                     ($489)

Other Data:
 EBITDA (j)     . . . . . .           $ 296                $ 3,356             $ 683                    $25,408


         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                            (DOLLARS IN THOUSANDS)

     The Pro Forma Combined Statement of Operations for the year ended December 31, 1996 reflects the Transaction and the Prior Acquisitions as if they had occurred on January 1, 1996 as follows:

(a)      Reflects the following:
         Conversion of Transkrit inventory valuation method from LIFO to FIFO                              $736
         Increase in depreciation expense due to depreciation on increased property bases due to
                 purchase accounting adjustment                                                            (590)
         Reduction in raw material costs due to contractual commitments from suppliers based on
                 higher purchases                                                                          (315)
         Reduced property and casualty insurance premiums due to greater values insured                    (100)
         Reduced employee benefit insurance premiums                                                       (200)
                                                                                                         $ (469)

(b)      Reflects the following:
         Reversal of terminated compensation plan expenses                                               $ (121)
         Reversal of management fees paid to previous affiliate                                            (448)

         Twenty-four person reduction in staffing due to rationalization                                   (784)

         Senior management retirements                                                                     (274)
         Lower telecommunication cost per minute due to volume increase                                     (15)
         Additional management fees to be incurred                                                           50

         Consolidation of redundant data networks                                                           (23)
         Consolidation of logistics and transportation services                                             (99)

         Increase in depreciation expense due to depreciation on increased property bases due to
                 purchase accounting adjustment                                                              32
         Additional amortization related to patents                                                       1,038
         Additional amortization of goodwill                                                                217

                                                                                                         $ (427)

(c)      Reflects the following:
         Reversal of related party interest income                                                         $244
         Additional debt cost amortization                                                                  379
         Additional interest expense associated with Senior Notes                                         4,544
                                                                                                         $5,167

(d)      Reflects the net additional income tax benefit as a result of all transaction adjustments
                 (except for the goodwill amortization adjustment as the amortization of goodwill resulting from the purchase of all outstanding capital stock will not be deductible for tax purposes).

(e)      Increase in depreciation expense due to depreciation on increased property bases due to purchase accounting adjustment

(f)      Reflects the following:
         Reduction in compensation expenses due to retirement of previous
                 owner/officer                                                                           $(296 )
         Additional amortization of goodwill                                                               160
         Additional amortization for noncompete agreement                                                  140
                                                                                                             $4

(g)      Additional interest expense on borrowing to purchase outstanding capital stock of
                 Label America, Inc.

(h)      Increase in depreciation expense due to depreciation on increased property bases due to purchase accounting adjustment.

(i)      Reflects the following:
         Reversal of terminated phantom stock plan expenses                                              $(119 )
         Reduction in compensation expenses due to retirement of previous owners/officers                  (564)
         Additional amortization for noncompete agreement                                                  200
         Additional amortization related to residential list intangible assets                           1,166
         Additional amortization of goodwill                                                               352
                                                                                                        $1,035

(j)      EBITDA is provided because it is a measure of an issue's ability to service its indebtedness commonly used by certain investors.  EBITDA, as defined herein, is a financial measure under the Senior Notes.  The Senior Notes contain a covenant which requires the Company to maintain certain minimum levels of EBITDA, as defined.  EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered an alternative to net income as a measure of performance or to cash flow as a measure of liquidity.

         EBITDA is defined as operating income plus depreciation, amortization and non-cash pension plan charges and the elimination of the gain on disposal of equipment.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

NATIONAL FIBERSTOK CORPORATION

By:  /s/ Robert B. Webster
     Robert B. Webster
     Executive Vice President and
          Chief Financial Officer